THE MDL FUNDS

                        MDL LARGE CAP GROWTH EQUITY FUND

                         Supplement dated March 1, 2002
                      to the Prospectus dated March 1, 2002


At the Board meeting held on February 19, 2002, the Board of Trustees of The MDL Funds unanimously voted to terminate the operation of the MDL Large Cap Growth Equity Fund (the "Fund"). In anticipation of the pending liquidation of the Fund, the Fund is closed to new investors as of the date of this supplement. The Fund intends to cease investment operations, liquidate its assets in an orderly manner and distribute its net assets to shareholders. The orderly termination of the Fund is expected to be completed by March 29, 2002.

If you own shares through an IRA or other tax qualified account, you should call your IRA custodian to discuss options for reinvestment of distribution proceeds. You should also consult your tax advisor regarding the tax treatment of distributions from your account.






               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE




MDL-SU-001-0100


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                               SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                                              February 28, 2002
VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

Re:  The MDL Large Cap Growth Equity Fund
     File Number: 333-50032

Ladies and Gentlemen:

On behalf of the MDL Funds Trust, and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached please find a supplement dated March 1, 2002 to the Prospectus dated March 1, 2002.



                                                                ---------------
                                                                Steven H. Truong
                                                            SEI Legal Department